UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:   BlackRock Funds

BlackRock Tactical Opportunities Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2017

Date of reporting period: 09/30/2017

Item 1 – Report to Stockholders

SEPTEMBER 30, 2017

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Tactical Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of September 30, 2017	BlackRock Tactical Opportunities Fund

Investment Objective

BlackRock Tactical Opportunities Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2017, the Fund outperformed its reference benchmark (75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI All Country World Index (“ACWI”)). For the same period, the Fund also outperformed its cash benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

Positive performance was primarily driven by relative value positioning across countries within both fixed income and equities. A negative view on U.S. bonds toward the end of 2016 boosted returns as investors adopted a more optimistic domestic growth outlook following the presidential election. Positioning in Latin American bonds, specifically a constructive stance on Brazil and cautious stance on Mexico, also added value. Within equities, gains were concentrated in Europe on the back of broad-based strength in economic data and reduced political uncertainty following the Italian referendum and French election. Meanwhile, an allocation to Japanese stocks added value in the latter half of the period given improving economic activity. In terms of currencies, a long position in the euro versus the U.S. dollar benefited performance as the European Central Bank slowed the pace of its asset purchases.

A tilt away from U.S. equities detracted as domestic stocks advanced, supported by positive economic momentum, a weaker dollar and anticipation of tax cuts under the new administration. Exposure to Australian bonds also dampened performance as the Reserve Bank of Australia became increasingly upbeat on the growth outlook, which led markets to price in a more hawkish path of monetary policy.

Describe recent portfolio activity.

The Fund took profits on its overall equity exposure at the start of 2017 following outperformance, before subsequently increasing its allocation during the second quarter of 2017. Within equities, the Fund favored Europe as growth remained resilient despite several bouts of political uncertainty, while maintaining a cautious stance on the United States given expectations of further policy tightening. The Fund gained increased conviction in Japanese equities throughout the period as economic data strengthened and valuations remained attractive. Additionally, the Fund introduced a short position in emerging market equities due to the potential for tighter U.S. monetary policy to become a headwind.

In terms of overall fixed income exposure, the Fund took profits on a short position with respect to duration (and corresponding interest rate sensitivity) following the U.S. election, and held positive exposure to bonds before using the move lower in bond yields near the end of the period as an opportunity to reinitiate the short duration position. Within fixed income, the Fund tilted toward the U.S. over Europe given a strong acceleration in European growth and inflation. However, toward the end of the period, the Fund shifted bond exposure from Europe to Australia given softer growth dynamics there. In terms of currencies, the Fund captured profits on a long position in the euro vs. the U.S. dollar in the third quarter, ending the period with relatively little currency risk.

The Fund held a higher allocation to cash as a means of reducing overall portfolio volatility. The cash position did not have a material impact on performance.

Derivatives, through the use of financial futures, swaps and foreign currency transactions, were employed by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or currencies. During the period, the use of derivatives had a negative impact on Fund performance.

Describe portfolio positioning at period end.

From a broad asset allocation perspective, the Fund ended the period with a preference for stocks over bonds in anticipation that the global economic expansion will continue and inflation will gradually rise, leading central banks to tighten monetary policy. The Fund was conservatively positioned in both U.S. stocks and bonds on expectations for firmer inflation and Fed rate increases. The Fund was long in European equities on the view that growth and inflation will improve as consumer spending remains supported by labor market strength. The Fund retained positive exposure to equities in Japan, which is seeing monetary accommodation and solid economic growth. The Fund held a long bond position in Australia, which has been a pocket of economic weakness in an otherwise stable region.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FUND SUMMARY

Fund Summary as of September 30, 2017 (continued)	BlackRock Tactical Opportunities Fund

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.
(b)	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns from May 15, 2012 through January 28, 2016 are the returns of the Fund when it followed different investment strategy by investing a significant portion of its assets in other investment companies and directly in securities. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.
(c)	An unmanaged index that tracks 3-month U.S. Treasury securities.
(d)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising of 23 developed and 24 emerging market country indexes.
(e)	A sub-index of the Bloomberg Barclays U.S. Treasury Index, which measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury and includes a maturity constraint of at least one year and up to, but not including, three years until final maturity.
(f)	A customized weighted index comprised of 75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index and 25% MSCI ACWI.

Portfolio Information

TOP TEN HOLDINGS

Ten Largest Holdings	Percent of Total Investments (a)
U.S. Treasury Notes	18%
U.S. Treasury Bond	9
Apple, Inc.	2
Microsoft Corp.	2
Procter & Gamble Co. (The)	1
Exxon Mobil Corp.	1
DowDuPont, Inc.	1
Johnson & Johnson	1
Pfizer, Inc.	1
AGL Energy Ltd.	1

(a)	Total investments exclude short-term securities.

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Common Stocks	73%
U.S. Treasury Obligations	27
Other Interests	—	(b)
Rights	—	(b)
Asset-Backed Securities	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Representing less than 0.5% of the Fund’s total investments.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	5

Fund Summary as of September 30, 2017 (continued)	BlackRock Tactical Opportunities Fund

Performance Summary for the Period Ended September 30, 2017

		Average Annual Total Returns (a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.60%	7.05%	N/A	4.19%	N/A	3.24%	N/A
Service	4.39	6.66	N/A	3.86	N/A	2.94	N/A
Investor A	4.39	6.66	1.06%	3.87	2.76%	2.91	2.36%
Investor B	4.04	5.79	1.29	2.91	2.58	2.18	2.18
Investor C	4.12	5.99	4.99	3.18	3.18	2.20	2.20
Class K	4.53	6.93	N/A	4.21	N/A	3.25	N/A
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	0.43	0.24	N/A	0.64	N/A	1.72	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.47	0.66	N/A	0.22	N/A	0.47	N/A
75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI ACWI	2.68	4.60	N/A	3.05	N/A	2.55	N/A
MSCI ACWI	9.68	18.65	N/A	10.20	N/A	3.88	N/A

(a)	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns from May 15, 2012 through January 28, 2016 are the returns of the Fund when it followed different investment strategy by investing a significant portion of its assets in other investment companies and directly in securities. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.
(b)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Expenses Paid During the Period (b)	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,046.00	$4.51	$1,000.00	$1,020.66	$4.46	0.88%
Service	1,000.00	1,043.90	5.94	1,000.00	1,019.25	5.87	1.16
Investor A	1,000.00	1,043.90	5.99	1,000.00	1,019.20	5.92	1.17
Investor B	1,000.00	1,040.40	10.89	1,000.00	1,014.39	10.76	2.13
Investor C	1,000.00	1,041.20	9.57	1,000.00	1,015.69	9.45	1.87
Class K	1,000.00	1,045.30	3.90	1,000.00	1,021.26	3.85	0.76

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	FUND SUMMARY

About Fund Performance	BlackRock Tactical Opportunities Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to August 1, 2016 (commencement of operations) Class K Shares performance results are those of Institutional Shares, restated to reflect Class K Shares fees.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend and capital gain reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2017 and held through September 30, 2017), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	7

Schedule of Investments September 30, 2017	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 0.0%
Knollwood CDO Ltd., Series 2004-1A, Class C, 4.36%, 01/10/39(a)(b)(c)	USD	152	$—

Total Asset-Backed Security — 0.0% (Cost: $151,885)			—

		Shares

Common Stocks — 57.2%
Aerospace & Defense — 0.4%
Boeing Co. (The)		4,868	1,237,494
Dassault Aviation SA		444	718,440
Thales SA		4,371	495,017

			2,450,951
Air Freight & Logistics — 0.6%
Deutsche Post AG (Registered)		11,532	514,031
FedEx Corp.		7,685	1,733,582
United Parcel Service, Inc., Class B		12,598	1,512,894

			3,760,507
Airlines — 0.1%
Delta Air Lines, Inc.		3,310	159,608
Deutsche Lufthansa AG (Registered)		5,541	154,089
Japan Airlines Co. Ltd.		1,800	60,933
Singapore Airlines Ltd.		60,000	444,909

			819,539
Auto Components — 2.1%
Aisin Seiki Co. Ltd.		10,800	569,405
Autoliv, Inc.		5,319	657,428
BorgWarner, Inc.		14,434	739,454
Bridgestone Corp.		34,300	1,557,348
Cie Generale des Etablissements Michelin		13,293	1,939,469
Continental AG		3,446	875,178
Delphi Automotive plc		6,298	619,723
Denso Corp.		6,300	318,845
GKN plc		87,066	403,426
Goodyear Tire & Rubber Co. (The)		2,135	70,989
Koito Manufacturing Co. Ltd.		10,000	627,952
Lear Corp.		13,167	2,278,944
NGK Spark Plug Co. Ltd.		5,500	117,131
NOK Corp.		37,000	827,674
Nokian Renkaat OYJ		842	37,467
Stanley Electric Co. Ltd.		11,000	377,284
Sumitomo Electric Industries Ltd.		24,400	398,892
Sumitomo Rubber Industries Ltd.		3,400	62,404
Toyoda Gosei Co. Ltd.		800	18,906
Toyota Industries Corp.		600	34,508
Valeo SA		4,933	366,033

			12,898,460
Automobiles — 0.3%
Honda Motor Co. Ltd.		6,000	177,243
Nissan Motor Co. Ltd.		12,800	126,805
Subaru Corp.		4,800	173,122
Suzuki Motor Corp.		2,700	141,710
Tesla, Inc.(d)		58	19,784
Toyota Motor Corp.		19,500	1,162,754

			1,801,418

Security	Shares	Value
Banks — 4.5%
ABN AMRO Group NV(a)	2,739	$82,017
Australia & New Zealand Banking Group Ltd.	17,553	408,872
Banco Bilbao Vizcaya Argentaria SA	74,849	669,180
Banco Santander SA	157,122	1,099,045
Bank Hapoalim BM	9,301	65,085
Bank Leumi Le-Israel BM	12,554	66,719
Bank of America Corp.	73,299	1,857,397
Bank of East Asia Ltd. (The)	11,600	50,281
Bank of Montreal	7,385	558,898
Bank of Nova Scotia (The)	17,015	1,093,651
Bendigo & Adelaide Bank Ltd.	8,564	78,191
BNP Paribas SA	8,767	707,285
BOC Hong Kong Holdings Ltd.	34,000	165,614
CaixaBank SA	30,135	151,263
Canadian Imperial Bank of Commerce	17,136	1,499,288
Citigroup, Inc.	10,946	796,212
Commonwealth Bank of Australia	22,734	1,346,154
Danske Bank A/S	6,819	273,262
DBS Group Holdings Ltd.	16,700	257,081
DNB ASA	4,089	82,557
Hang Seng Bank Ltd.	7,200	176,023
HSBC Holdings plc	119,902	1,185,332
ING Groep NV	124,611	2,296,874
Japan Post Bank Co. Ltd.	28,100	347,272
JPMorgan Chase & Co.	30,825	2,944,096
Mitsubishi UFJ Financial Group, Inc.	107,800	700,898
Mizrahi Tefahot Bank Ltd.	1,217	21,826
Mizuho Financial Group, Inc.	150,000	262,956
National Bank of Canada	15,252	734,027
Nordea Bank AB	23,968	325,419
Oversea-Chinese Banking Corp. Ltd.	29,700	244,914
Resona Holdings, Inc.	1,500	7,712
Royal Bank of Canada	23,682	1,832,306
Societe Generale SA	2,068	121,188
Sumitomo Mitsui Financial Group, Inc.	11,600	445,895
Suruga Bank Ltd.	1,900	41,001
Toronto-Dominion Bank (The)	22,025	1,240,037
UniCredit SpA(d)	36,967	788,864
United Overseas Bank Ltd.	12,400	215,335
Wells Fargo & Co.	18,929	1,043,934
Westpac Banking Corp.	44,775	1,126,250

		27,410,211
Beverages — 1.2%
Anheuser-Busch InBev SA	10,809	1,292,078
Carlsberg A/S, Class B	331	36,322
Coca-Cola Co. (The)	82,252	3,702,162
Coca-Cola HBC AG(d)	3,344	113,224
Kirin Holdings Co. Ltd.	10,300	241,987
PepsiCo, Inc.	18,978	2,114,719

		7,500,492
Biotechnology — 1.3%
AbbVie, Inc.	20,257	1,800,037
Alexion Pharmaceuticals, Inc.(d)	1,961	275,109
Amgen, Inc.	8,712	1,624,352
Biogen, Inc.(d)	1,616	506,002
Celgene Corp.(d)	10,686	1,558,232
Gilead Sciences, Inc.	19,700	1,596,094
Vertex Pharmaceuticals, Inc.(d)	2,422	368,241

		7,728,067
Building Products — 0.0%
Asahi Glass Co. Ltd.	5,300	196,858

8	SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Capital Markets — 1.2%
Ameriprise Financial, Inc.	175	$25,989
ASX Ltd.	1,270	52,345
Bank of New York Mellon Corp. (The)	5,753	305,024
CI Financial Corp.	2,753	60,212
Credit Suisse Group AG (Registered)(d)	1,231	19,505
Franklin Resources, Inc.	57,591	2,563,375
Goldman Sachs Group, Inc. (The)	1,688	400,377
Hong Kong Exchanges & Clearing Ltd.	10,900	294,388
IGM Financial, Inc.	827	27,798
Intercontinental Exchange, Inc.	3,144	215,993
Invesco Ltd.	7,591	265,989
Moody’s Corp.	3,371	469,277
S&P Global, Inc.	7,577	1,184,361
Schroders plc	10,249	461,069
Singapore Exchange Ltd.	7,500	40,921
State Street Corp.	3,369	321,874
UBS Group AG (Registered)(d)	46,219	790,667

		7,499,164
Chemicals — 3.8%
Air Products & Chemicals, Inc.	6,171	933,179
Axalta Coating Systems Ltd.(d)	30,237	874,454
BASF SE	1,282	136,579
Celanese Corp.	12,762	1,330,694
Croda International plc	6,840	347,801
Daicel Corp.	3,800	45,819
DowDuPont, Inc.	68,971	4,774,862
Ecolab, Inc.	10,600	1,363,266
EMS-Chemie Holding AG (Registered)	1,072	713,415
FMC Corp.	7,151	638,656
Frutarom Industries Ltd.	337	25,922
Hitachi Chemical Co. Ltd.	8,600	235,990
International Flavors & Fragrances, Inc.	13,110	1,873,550
Kuraray Co. Ltd.	2,100	39,291
LyondellBasell Industries NV, Class A	14,412	1,427,509
Mitsubishi Chemical Holdings Corp.	4,000	38,136
Mitsubishi Gas Chemical Co., Inc.	3,900	91,508
Monsanto Co.	7,860	941,785
Mosaic Co. (The)	32,318	697,746
Nippon Paint Holdings Co. Ltd.	1,900	64,637
Nitto Denko Corp.	6,500	542,174
PPG Industries, Inc.	20,809	2,261,106
Praxair, Inc.	11,652	1,628,250
Shin-Etsu Chemical Co. Ltd.	7,400	662,300
Sumitomo Chemical Co. Ltd.	41,000	256,498
Toray Industries, Inc.	10,200	98,974
Tosoh Corp.	2,500	56,430
WR Grace & Co.	14,803	1,068,036

		23,168,567
Commercial Services & Supplies — 0.0%
Societe BIC SA	499	59,815

Communications Equipment — 0.8%
Cisco Systems, Inc.	119,087	4,004,896
F5 Networks, Inc.(d)	1,791	215,923
Juniper Networks, Inc.	11,350	315,871
Palo Alto Networks, Inc.(d)	1,110	159,951
Telefonaktiebolaget LM Ericsson, Class B	2,549	14,695

		4,711,336
Construction & Engineering — 0.1%
Eiffage SA	5,141	532,420

Security	Shares	Value
Construction Materials — 0.0%
LafargeHolcim Ltd. (Registered)(d)	4,280	$250,572

Containers & Packaging — 0.0%
Ball Corp.	5,528	228,306

Distributors — 0.0%
Jardine Cycle & Carriage Ltd.	900	26,190

Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B(d)	2,634	482,865
Eurazeo SA	30,691	2,743,232
Groupe Bruxelles Lambert SA	5,388	567,153
ORIX Corp.	27,500	443,966
Wendel SA	15,792	2,558,212

		6,795,428
Diversified Telecommunication Services — 0.5%
BCE, Inc.	10,179	476,910
Bezeq The Israeli Telecommunication Corp. Ltd.	17,931	25,622
BT Group plc	26,525	100,888
HKT Trust & HKT Ltd.(e)	36,000	43,735
Nippon Telegraph & Telephone Corp.	23,100	1,058,459
Singapore Telecommunications Ltd.	76,800	208,775
Spark New Zealand Ltd.	17,768	46,911
Telefonica SA	31,841	346,018
Telenor ASA	15,560	329,632
Telstra Corp. Ltd.	14,530	39,804
TELUS Corp.	2,956	106,324

		2,783,078
Electric Utilities — 0.5%
Chubu Electric Power Co., Inc.	6,100	75,810
Chugoku Electric Power Co., Inc. (The)	2,600	27,620
CK Infrastructure Holdings Ltd.	6,000	51,726
CLP Holdings Ltd.	15,500	159,132
Contact Energy Ltd.	6,664	26,500
DONG Energy A/S(a)	2,319	132,930
EDP — Energias de Portugal SA	22,631	85,335
Endesa SA	3,051	68,846
Enel SpA	33,606	202,453
Fortis, Inc.	24,756	888,458
Hydro One Ltd.(a)	37,260	678,459
Iberdrola SA	44,696	347,540
Kansai Electric Power Co., Inc. (The)	6,700	85,757
Kyushu Electric Power Co., Inc.	4,000	42,494
Mercury NZ Ltd.	6,393	15,660
Power Assets Holdings Ltd.	13,000	112,841
Tohoku Electric Power Co., Inc.	4,300	54,715
Tokyo Electric Power Co. Holdings, Inc.(d)	13,700	55,345

		3,111,621
Electrical Equipment — 0.4%
ABB Ltd. (Registered)	6,221	153,833
Eaton Corp. plc	8,691	667,382
Emerson Electric Co.	4,126	259,278
Mabuchi Motor Co. Ltd.	6,600	330,655
Mitsubishi Electric Corp.	21,200	331,639
Nidec Corp.	2,000	245,862
Rockwell Automation, Inc.	2,659	473,860
Vestas Wind Systems A/S	1,982	178,154

		2,640,663
Electronic Equipment, Instruments & Components — 1.1%
Amphenol Corp., Class A	14,661	1,240,907
Avnet, Inc.	598	23,502
Flex Ltd.(d)	91,768	1,520,596
Hirose Electric Co. Ltd.	1,100	154,889

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	9

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Hitachi High-Technologies Corp.	1,400	$50,846
Hitachi Ltd.	43,000	303,187
Murata Manufacturing Co. Ltd.	7,400	1,089,415
Omron Corp.	15,300	780,184
TDK Corp.	13,500	917,367
TE Connectivity Ltd.	7,858	652,686

		6,733,579
Energy Equipment & Services — 0.3%
Baker Hughes a GE Co.	336	12,304
Core Laboratories NV	313	30,893
National Oilwell Varco, Inc.	15,162	541,738
Schlumberger Ltd.	14,425	1,006,288
TechnipFMC plc(d)	8,406	234,696

		1,825,919
Equity Real Estate Investment Trusts (REITs) — 0.1%
Ascendas REIT	23,500	46,185
CapitaLand Commercial Trust	18,000	22,011
CapitaLand Mall Trust	23,900	35,272
Japan Prime Realty Investment Corp.	8	26,732
Japan Real Estate Investment Corp.	11	52,889
Japan Retail Fund Investment Corp.	25	44,861
Link REIT	21,000	170,772
Nippon Building Fund, Inc.	13	64,812
Nippon Prologis REIT, Inc.	17	35,832
Nomura Real Estate Master Fund, Inc.	35	45,506
Suntec REIT	23,800	32,783
United Urban Investment Corp.	29	42,474

		620,129
Food & Staples Retailing — 0.0%
Jean Coutu Group PJC, Inc. (The), Class A	759	14,782
Seven & i Holdings Co. Ltd.	1,900	73,405

		88,187
Food Products — 1.4%
Archer-Daniels-Midland Co.	9,745	414,260
Associated British Foods plc	10,389	444,771
Chocoladefabriken Lindt & Spruengli AG	10	57,056
Ingredion, Inc.	369	44,516
Kellogg Co.	20,313	1,266,922
Kraft Heinz Co. (The)	8,811	683,293
Marine Harvest ASA(d)	2,028	40,104
Mondelez International, Inc., Class A	54,329	2,209,017
Nestle SA (Registered)	34,472	2,893,623
Wilmar International Ltd.	245,400	576,659

		8,630,221
Gas Utilities — 0.1%
Gas Natural SDG SA	3,336	73,901
Hong Kong & China Gas Co. Ltd.	79,650	150,087
Osaka Gas Co. Ltd.	3,600	66,911
Toho Gas Co. Ltd.	600	17,572
Tokyo Gas Co. Ltd.	3,600	88,159

		396,630
Health Care Equipment & Supplies — 0.4%
Baxter International, Inc.	15,387	965,534
Coloplast A/S, Class B	3,027	246,113
CYBERDYNE, Inc.(d)	900	12,003
Danaher Corp.	1,927	165,298
Hoya Corp.	12,300	665,170
IDEXX Laboratories, Inc.(d)	458	71,215
Smith & Nephew plc	9,365	169,274

		2,294,607

Security	Shares	Value
Health Care Providers & Services — 0.3%
Aetna, Inc.	3,148	$500,564
Anthem, Inc.	2,515	477,548
Ryman Healthcare Ltd.	3,751	25,130
UnitedHealth Group, Inc.	4,292	840,588

		1,843,830
Health Care Technology — 0.0%
Veeva Systems, Inc., Class A(d)	4,022	226,881

Hotels, Restaurants & Leisure — 0.1%
Carnival Corp.	2,158	139,342
Galaxy Entertainment Group Ltd.	22,000	155,528
MGM China Holdings Ltd.	8,800	21,120
Sands China Ltd.	22,800	119,246
Wynn Macau Ltd.	14,400	38,944

		474,180
Household Durables — 0.0%
Panasonic Corp.	2,300	33,378

Household Products — 1.6%
Colgate-Palmolive Co.	47,190	3,437,792
Lion Corp.	6,400	116,940
Procter & Gamble Co. (The)	63,337	5,762,400
Unicharm Corp.	1,100	25,196

		9,342,328
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp.	79,782	879,198
Electric Power Development Co. Ltd.	1,400	35,169
Meridian Energy Ltd.	11,922	24,499

		938,866
Industrial Conglomerates — 0.3%
3M Co	668	140,213
CK Hutchison Holdings Ltd.	47,000	601,990
DCC plc	9,879	959,267
General Electric Co.	685	16,563
Jardine Matheson Holdings Ltd.	400	25,370
Siemens AG (Registered)	551	77,751
Toshiba Corp.(d)	10,000	28,041

		1,849,195
Insurance — 3.8%
Aflac, Inc.	21,240	1,728,724
AIA Group Ltd.	114,000	843,976
Allianz SE (Registered)	7,246	1,627,356
American International Group, Inc.	27,381	1,680,920
Aon plc	8,159	1,192,030
Aviva plc	7,111	49,080
AXA SA	12,442	376,148
Baloise Holding AG (Registered)	251	39,747
Brighthouse Financial, Inc.(d)	166	10,093
CNP Assurances	116,384	2,728,416
Dai-ichi Life Holdings, Inc.	9,800	175,788
Direct Line Insurance Group plc	12,993	63,342
Hannover Rueck SE	632	76,224
Industrial Alliance Insurance & Financial Services, Inc.	5,519	249,909
Intact Financial Corp.	10,153	838,685
Japan Post Holdings Co. Ltd.	14,900	176,035
Lincoln National Corp.	2,129	156,439
Mapfre SA	211,719	689,904
Medibank Pvt. Ltd.	31,598	72,498
MetLife, Inc.	14,853	771,613
MS&AD Insurance Group Holdings, Inc.	12,300	396,385

10	SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	3,768	$806,450
NN Group NV	2,690	112,647
Poste Italiane SpA(a)	292,814	2,157,088
Prudential Financial, Inc.	8,585	912,757
Reinsurance Group of America, Inc.	611	85,253
Sompo Holdings, Inc.	8,100	315,652
Suncorp Group Ltd.	24,881	255,479
Swiss Life Holding AG (Registered)(d)	422	148,773
Swiss Re AG	7,709	698,778
T&D Holdings, Inc.	8,500	123,313
Tokio Marine Holdings, Inc.	12,900	504,873
UnipolSai Assicurazioni SpA	483,507	1,130,608
XL Group Ltd.	27,403	1,081,048
Zurich Insurance Group AG	2,136	652,718

		22,928,749
Internet Software & Services — 0.4%
Alphabet, Inc., Class A(d)	886	862,716
Facebook, Inc., Class A(d)	5,535	945,766
MercadoLibre, Inc.	1,666	431,377

		2,239,859
IT Services — 1.3%
Accenture plc, Class A	11,117	1,501,573
CGI Group, Inc., Class A(d)	9,067	470,154
FleetCor Technologies, Inc.(d)	2,100	325,017
Fujitsu Ltd.	47,000	349,800
International Business Machines Corp.	8,683	1,259,730
Mastercard, Inc., Class A	17,360	2,451,232
NTT Data Corp.	17,900	191,549
Visa, Inc., Class A	4,480	471,475
Western Union Co. (The)	45,820	879,744

		7,900,274
Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	3,886	249,481
Mettler-Toledo International, Inc.(d)	801	501,554
Thermo Fisher Scientific, Inc.	2,186	413,591
Waters Corp.(d)	116	20,825

		1,185,451
Machinery — 1.8%
AGCO Corp.	9,372	691,372
Alfa Laval AB	4,604	112,613
Amada Holdings Co. Ltd.	2,400	26,350
ANDRITZ AG	14,343	828,941
Atlas Copco AB, Class A	10,577	448,701
Atlas Copco AB, Class B	3,716	144,358
Caterpillar, Inc.	5,932	739,780
CNH Industrial NV	23,882	286,712
FANUC Corp.	4,100	831,290
Illinois Tool Works, Inc.	13,334	1,972,899
JTEKT Corp.	1,600	22,148
Kone OYJ, Class B	12,822	679,685
Makita Corp.	11,800	476,257
MINEBEA MITSUMI, Inc.	14,000	219,271
NGK Insulators Ltd.	1,700	31,852
NSK Ltd.	9,200	124,210
PACCAR, Inc.	1,649	119,289
Schindler Holding AG	815	180,112
Schindler Holding AG (Registered)	192	41,349
SMC Corp.	1,000	353,361
Stanley Black & Decker, Inc.	3,828	577,913
Volvo AB, Class B	11,143	215,150

Security	Shares	Value
Machinery (continued)
WABCO Holdings, Inc.(d)	8,667	$1,282,716
Weir Group plc (The)	2,696	70,963
Xylem, Inc.	4,861	304,444
Yangzijiang Shipbuilding Holdings Ltd	236,500	249,989

		11,031,725
Marine — 0.1%
AP Moller — Maersk A/S, Class A	36	66,275
AP Moller — Maersk A/S, Class B	5	9,520
Kuehne + Nagel International AG (Registered)	2,238	414,703

		490,498
Media — 0.9%
Altice NV, Class A(d)	15,279	306,129
Discovery Communications, Inc., Class A(d)	7,968	169,639
I-CABLE Communications Ltd.(c)(d)	12,580	413
Liberty Global plc, Class A(d)	45,064	1,528,120
Pearson plc	9,690	79,464
SES SA	3,442	75,352
Sky plc	93,319	1,144,825
Time Warner, Inc.	11,382	1,166,086
Walt Disney Co. (The)	8,252	813,400

		5,283,428
Metals & Mining — 0.9%
Antofagasta plc	27,547	350,894
ArcelorMittal(d)	3,926	101,276
BHP Billiton Ltd.	33,960	688,702
BHP Billiton plc	34,385	606,758
Fortescue Metals Group Ltd.	21,640	87,636
Freeport-McMoRan, Inc.(d)	4,763	66,872
Glencore plc(d)	62,949	288,937
Newmont Mining Corp.	10,721	402,145
Norsk Hydro ASA	24,490	178,698
Rio Tinto Ltd.	7,813	409,518
Rio Tinto plc	34,099	1,587,279
voestalpine AG	10,321	526,300

		5,295,015
Multi-Utilities — 1.1%
AGL Energy Ltd.	224,363	4,119,896
Atco Ltd., Class I	484	17,766
Canadian Utilities Ltd., Class A	8,665	269,099
E.ON SE	44,923	509,267
Engie SA	23,630	401,271
Innogy SE(a)	18,269	813,870
RWE AG(d)	7,648	173,991
Sempra Energy	577	65,853

		6,371,013
Oil, Gas & Consumable Fuels — 3.3%
Apache Corp.	8,796	402,857
ARC Resources Ltd.	5,565	76,668
BP plc	300,577	1,925,497
Caltex Australia Ltd.	4,678	118,032
Chevron Corp.	5,938	697,715
ConocoPhillips	36,212	1,812,411
Crescent Point Energy Corp.	6,344	50,945
Eni SpA	23,918	396,123
Exxon Mobil Corp.	65,318	5,354,770
Imperial Oil Ltd.	15,026	480,013
Inpex Corp	9,700	103,332
JXTG Holdings, Inc.	11,600	59,812
Longview Energy Co. (Acquired 08/13/04, cost $48,000)(c)(d)(f)	3,200	6,976
Lundin Petroleum AB(d)	1,428	31,292

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	11

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Matador Resources Co.(d)	939	$25,494
Murphy Oil Corp.	18,112	481,055
Neste OYJ	38,185	1,668,855
OMV AG	8,031	468,209
Origin Energy Ltd.(d)	2,879	16,955
Pembina Pipeline Corp.	13,475	472,799
PrairieSky Royalty Ltd.	5,901	151,007
Repsol SA	11,616	214,366
Royal Dutch Shell plc, Class A	15,399	465,386
Royal Dutch Shell plc, Class B	10,454	321,838
Seven Generations Energy Ltd., Class A(d)	3,588	56,764
Showa Shell Sekiyu KK	14,200	163,697
Statoil ASA	39,431	792,740
Suncor Energy, Inc.	24,736	866,925
TOTAL SA	24,419	1,311,165
Tourmaline Oil Corp.(d)	5,125	104,204
Valero Energy Corp.	10,367	797,533
Veresen, Inc.	5,003	75,060

		19,970,495
Paper & Forest Products — 0.2%
Mondi plc	12,737	342,436
Stora Enso OYJ, Class R	13,539	191,511
UPM-Kymmene OYJ	20,331	551,603

		1,085,550
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	7,880	849,779
Kao Corp.	4,700	276,705
Shiseido Co. Ltd.	1,900	76,042
Unilever NV	6,884	406,920
Unilever plc	6,621	383,219

		1,992,665
Pharmaceuticals — 5.2%
Allergan plc	785	160,886
Astellas Pharma, Inc.	64,700	823,472
AstraZeneca plc	27,021	1,796,936
Bayer AG (Registered)	6,737	920,297
Bristol-Myers Squibb Co.	30,918	1,970,713
Chugai Pharmaceutical Co. Ltd.	800	33,245
Daiichi Sankyo Co. Ltd.	3,700	83,497
Eisai Co. Ltd.	1,900	97,570
Eli Lilly & Co.	17,877	1,529,199
GlaxoSmithKline plc	95,143	1,901,968
H Lundbeck A/S	4,207	243,215
Johnson & Johnson	35,868	4,663,199
Merck & Co., Inc.	53,546	3,428,550
Mitsubishi Tanabe Pharma Corp.	14,900	342,060
Mylan NV(d)	1,895	59,446
Novartis AG (Registered)	32,914	2,823,197
Novo Nordisk A/S, Class B	30,247	1,454,237
Orion OYJ, Class B	9,872	458,379
Otsuka Holdings Co. Ltd.	2,100	83,499
Perrigo Co. plc	1,229	104,035
Pfizer, Inc.	115,994	4,140,986
Roche Holding AG	10,074	2,575,117
Sanofi	5,599	557,362
Shionogi & Co. Ltd.	7,300	399,068
Takeda Pharmaceutical Co. Ltd.	8,200	453,427
Taro Pharmaceutical Industries Ltd.(d)	1,386	156,188
Teva Pharmaceutical Industries Ltd., ADR	8,665	152,504
Zoetis, Inc.	5,913	377,013

		31,789,265

Security	Shares	Value
Professional Services — 1.0%
Experian plc	48,622	$976,654
IHS Markit Ltd.(d)	5,737	252,887
ManpowerGroup, Inc.	27,478	3,237,458
Nielsen Holdings plc	9,765	404,759
Recruit Holdings Co. Ltd.	12,900	279,330
RELX NV	39,787	846,408
SEEK Ltd.	12,963	169,260

		6,166,756
Real Estate Management & Development — 0.4%
Aeon Mall Co. Ltd.	1,000	17,801
Azrieli Group Ltd.	366	20,356
CapitaLand Ltd.	24,400	64,560
City Developments Ltd.	3,900	32,681
CK Asset Holdings Ltd.	23,000	191,207
Daito Trust Construction Co. Ltd.	600	109,310
Daiwa House Industry Co. Ltd.	5,300	183,075
Global Logistic Properties Ltd.	25,200	61,401
Hang Lung Group Ltd.	8,000	28,809
Hang Lung Properties Ltd.	19,000	45,236
Henderson Land Development Co. Ltd.	11,120	73,963
Hongkong Land Holdings Ltd.	11,200	80,759
Hulic Co. Ltd.	2,700	26,475
Hysan Development Co. Ltd.	5,000	23,590
Kerry Properties Ltd.	6,000	24,921
Mitsubishi Estate Co. Ltd.	11,900	206,815
Mitsui Fudosan Co. Ltd.	8,400	182,137
New World Development Co. Ltd.	55,000	79,361
Nomura Real Estate Holdings, Inc.	1,100	23,465
Sino Land Co. Ltd.	28,000	49,364
Sumitomo Realty & Development Co. Ltd.	3,000	90,766
Sun Hung Kai Properties Ltd.	13,000	211,773
Swire Pacific Ltd., Class A	4,500	43,810
Swire Properties Ltd.	11,000	37,357
Swiss Prime Site AG (Registered)(d)	677	60,859
Tokyo Tatemono Co. Ltd	1,900	24,304
Tokyu Fudosan Holdings Corp.	4,800	28,973
UOL Group Ltd.	4,500	27,008
Wharf Holdings Ltd. (The)	11,000	98,408
Wheelock & Co. Ltd	7,000	49,412

		2,197,956
Road & Rail — 0.4%
Central Japan Railway Co.	2,000	350,979
Kansas City Southern	13,206	1,435,228
Norfolk Southern Corp.	4,582	605,924

		2,392,131
Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc.(d)	11,950	152,363
ASM Pacific Technology Ltd.	13,600	196,449
Broadcom Ltd.	8,845	2,145,266
Disco Corp.	1,400	285,327
Intel Corp.	19,328	736,010
Marvell Technology Group Ltd.	23,874	427,345
Maxim Integrated Products, Inc.	23,903	1,140,412
Microchip Technology, Inc	13,254	1,189,944
Micron Technology, Inc.(d)	19,306	759,305
NVIDIA Corp.	7,286	1,302,518
NXP Semiconductors NV(d)	2,930	331,354
Qorvo, Inc.(d)	8,488	599,932
QUALCOMM, Inc.	28,812	1,493,614
Rohm Co. Ltd.	4,500	386,139
Skyworks Solutions, Inc.	4,853	494,521
Texas Instruments, Inc.	36,196	3,244,609

12	SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	13,158	$931,981

		15,817,089
Software — 2.7%
Activision Blizzard, Inc.	10,786	695,805
Adobe Systems, Inc.(d)	7,375	1,100,203
ANSYS, Inc.(d)	2,176	267,060
Autodesk, Inc.(d)	6,795	762,807
Cadence Design Systems, Inc.(d)	4,953	195,495
Check Point Software Technologies Ltd.(d)	4,905	559,268
Electronic Arts, Inc.(d)	7,330	865,380
Fortinet, Inc.(d)	1,759	63,043
Microsoft Corp.	108,092	8,051,773
Nintendo Co. Ltd.	800	294,987
Oracle Corp.	63,401	3,065,438
SAP SE	374	41,007
Symantec Corp.	1,883	61,781
VMware, Inc., Class A(d)(g)	3,739	408,261

		16,432,308
Specialty Retail — 1.9%
Dick’s Sporting Goods, Inc.	35,712	964,581
Gap, Inc. (The)	1,968	58,115
L Brands, Inc.	4,261	177,300
Signet Jewelers Ltd.	22,187	1,476,545
Tiffany & Co.	43,948	4,033,547
Tractor Supply Co.	29,182	1,846,929
Ulta Beauty, Inc.(d)	11,965	2,704,808

		11,261,825
Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	56,994	8,783,915
Brother Industries Ltd.	6,000	139,895
Canon, Inc.	27,100	927,389
Hewlett Packard Enterprise Co.	35,525	522,573
HP, Inc.	35,444	707,462
Seiko Epson Corp.	3,300	79,913
Western Digital Corp.	3,411	294,710

		11,455,857
Textiles, Apparel & Luxury Goods — 0.0%
Swatch Group AG (The)	291	121,265
Swatch Group AG (The) (Registered)	527	42,020

		163,285
Tobacco — 0.8%
British American Tobacco plc	12,613	789,621
Imperial Brands plc	12,440	530,949
Japan Tobacco, Inc.	10,800	353,927
Philip Morris International, Inc.	27,750	3,080,528

		4,755,025
Trading Companies & Distributors — 0.2%
Bunzl plc	19,232	584,255
MISUMI Group, Inc.	2,800	73,800
Sumitomo Corp.	27,300	393,049
Toyota Tsusho Corp.	9,600	315,509

		1,366,613
Transportation Infrastructure — 0.3%
Atlantia SpA	55,621	1,757,493
Auckland International Airport Ltd.	8,874	41,316

		1,798,809

Security	Shares	Value
Wireless Telecommunication Services — 0.7%
KDDI Corp	11,200	$295,232
Millicom International Cellular SA	633	41,815
NTT DOCOMO, Inc.	37,400	854,843
Rogers Communications, Inc., Class B	3,801	195,998
SoftBank Group Corp.	1,700	137,864
StarHub Ltd.	5,700	10,944
Vodafone Group plc	1,033,983	2,895,349

		4,432,045
Total Common Stocks — 57.2% (Cost: $323,371,399)		347,475,279

	Beneficial Interest (000)

Other Interests — 0.0%(h)
Capital Markets — 0.0%(c)(d)(i)
Lehman Brothers Holdings Capital Trust VII	110	—
Lehman Brothers Holdings, Inc.	190	—

		—
Total Other Interests — 0.0% (Cost: $—)		—

	Shares

Rights — 0.0%
Equity Real Estate Investment Trusts (REITs) — 0.0% CapitaLand Commercial Trust(d)	2,988	643

Total Rights — 0.0% (Cost: $—)		643

	Par (000)
U.S. Treasury Obligations — 21.0%
U.S. Treasury Bond, 8.75%, 08/15/20	35,371	42,448,985
U.S. Treasury Notes:
3.63%, 08/15/19	41,028	42,664,624
3.63%, 02/15/20	40,673	42,646,590

Total U.S. Treasury Obligations — 21.0% (Cost: $128,334,498)		127,760,199

Total Long-Term Investments — 78.2% (Cost: $451,857,782)		475,236,121

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	13

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares/Beneficial interest (000)			Value
Short-Term Securities — 5.9%

Money Market Funds — 5.9%(j)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91%(k)	USD	35,576		$35,575,862
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 0.84%		—	(l)	480
SL Liquidity Series, LLC, Money Market Series, 1.32%(k)(m)		219		219,321

Total Money Market Funds — 5.9% (Cost: $35,795,663)				35,795,663

Total Short-Term Securities — 5.9% (Cost: $35,795,663)				35,795,663

Total Investments — 84.1% (Cost: $487,653,445)				511,031,784
Other Assets Less Liabilities — 15.9%				96,591,396

Net Assets — 100.0%				$607,623,180

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of 09/30/2017.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(f)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $6,976, representing less than 0.05% of its net assets as of period end, and an original cost of $48,000.
(g)	Security, or a portion of security, is on loan.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Current yield as of period end.
(k)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Beneficial Interest Held at 09/30/16	Net Activity	Shares/ Beneficial Interest Held at 09/30/17	Value at 09/30/17	Net Realized Gain(1)	Change in Unrealized Appreciation (Depreciation)	Income
BlackRock Liquidity Funds, T-Fund, Institutional Class	27,181,016	8,394,846	35,575,862	$35,575,862	$336	$—	$164,226
SL Liquidity Series LLC, Money Market Series	—	219,299	219,299	219,321	5	—	2,016	(2)

				$35,795,183	$341	$—	$166,242

(1)	Includes net capital gain distributions, if applicable.
(2)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
(l)	Amount is less than $500.
(m)	Security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)		Value/ Unrealized Appreciation (Depreciation)
Long
Amsterdam Exchange Index	323	October 2017	USD	40,993	$690,451
OMXS30 Index	308	October 2017	USD	6,189	212,710
Nikkei 225 Index	263	December 2017	USD	47,587	2,307,470
TOPIX Index	388	December 2017	USD	57,756	1,757,900
Australia 10 Year Bond	920	December 2017	USD	91,680	(1,381,719)
DAX Index	289	December 2017	USD	109,285	2,200,276
FTSE 100 Index	578	December 2017	USD	56,768	319,693
SPI 200 Index	81	December 2017	USD	9,003	(23,067)

					6,083,714

Short
CAC 40 10 Euro Index	(1,115)	October 2017	USD	(70,194)	(1,941,966)
IBEX 35 Index	(62)	October 2017	USD	(7,570)	(7,985)
Hang Seng Index	(186)	October 2017	USD	(32,758)	83,662
MSCI Singapore Index	(1,062)	October 2017	USD	(28,166)	(111,197)
Euro-BTP	(8)	December 2017	USD	(1,276)	4,807
Euro-Bund	(431)	December 2017	USD	(82,018)	436,081
Euro-Buxl	(75)	December 2017	USD	(14,472)	216,151
S&P/TSX 60 Index	(96)	December 2017	USD	(14,137)	(593,889)
FTSE/MIB Index	(182)	December 2017	USD	(24,341)	(582,327)
MSCI EAFE E-Mini Index	(1,370)	December 2017	USD	(135,520)	(624,108)
S&P 500 E-Mini Index	(2,037)	December 2017	USD	(256,265)	(2,913,512)
Canada 10 Year Bond	(374)	December 2017	USD	(40,555)	111,269
U.S. Treasury 10 Year Note	(188)	December 2017	USD	(23,559)	(10,627)
U.S. Treasury Ultra Bond	(301)	December 2017	USD	(49,703)	1,453,259
Long Gilt	(99)	December 2017	USD	(16,434)	(63,927)
U.S. Treasury 5 Year Note	(676)	December 2017	USD	(79,430)	717,992

					(3,826,317)

Total					$2,257,397

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	236,000	USD	73,131	BNP Paribas SA	12/20/17	$593
CHF	778,000	USD	804,024	BNP Paribas SA	12/20/17	3,788
EUR	556,000	USD	658,594	BNP Paribas SA	12/20/17	1,490
JPY	16,314,000	USD	145,272	BNP Paribas SA	12/20/17	286
USD	1,617,456	AUD	2,032,000	BNP Paribas SA	12/20/17	25,034
USD	8,663,754	AUD	10,839,000	Citibank NA	12/20/17	169,533
USD	13,879,165	AUD	17,362,000	Deutsche Bank AG	12/20/17	273,053
USD	6,733,650	BRL	21,333,000	BNP Paribas SA	12/20/17	69,458
USD	1,945,453	CAD	2,399,000	BNP Paribas SA	12/20/17	21,815
USD	12,544,378	CAD	15,282,000	Citibank NA	12/20/17	290,505
USD	11,229,522	CHF	10,709,000	Citibank NA	12/20/17	110,158
USD	128,991	CZK	2,796,000	BNP Paribas SA	12/20/17	1,123
USD	61,218,690	EUR	50,931,001	BNP Paribas SA	12/20/17	753,408
USD	546,617	GBP	403,000	BNP Paribas SA	12/20/17	5,263
USD	26,090,076	GBP	19,160,000	Citibank NA	12/20/17	352,220
USD	546,444	INR	35,544,000	BNP Paribas SA	12/20/17	7,635
USD	7,030,751	JPY	780,439,002	BNP Paribas SA	12/20/17	67,460
USD	30,936,803	JPY	3,410,436,001	Citibank NA	12/20/17	507,956
USD	1,755,416	MXN	31,546,000	BNP Paribas SA	12/20/17	44,907
USD	286,273	MYR	1,198,000	Citibank NA	12/20/17	2,904
USD	1,485,772	NOK	11,618,000	BNP Paribas SA	12/20/17	24,375
USD	29,261	NZD	40,000	BNP Paribas SA	12/20/17	413
USD	264,004	NZD	363,000	Citibank NA	12/20/17	2,212
USD	2,617,852	PLN	9,363,000	BNP Paribas SA	12/20/17	51,407
USD	1,214,211	SEK	9,641,000	BNP Paribas SA	12/20/17	24,907
USD	4,828,644	SEK	38,229,000	Citibank NA	12/20/17	112,753

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	15

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	740,470	SGD	996,000	BNP Paribas SA	12/20/17	$5,551
USD	4,340,390	SGD	5,832,000	Citibank NA	12/20/17	37,131
USD	898,124	ZAR	11,996,000	BNP Paribas SA	12/20/17	23,287
ZAR	5,549,000	USD	404,181	BNP Paribas SA	12/20/17	493
KRW	96,505,000	USD	84,160	BNP Paribas SA	12/21/17	184
USD	740,140	KRW	836,685,003	BNP Paribas SA	12/21/17	8,886

						3,000,188

AUD	12,024,000	USD	9,609,034	BNP Paribas SA	12/20/17	(186,163)
BRL	78,000	USD	24,586	BNP Paribas SA	12/20/17	(220)
CAD	568,000	USD	461,604	BNP Paribas SA	12/20/17	(6,154)
CHF	9,976,000	USD	10,445,610	BNP Paribas SA	12/20/17	(87,334)
CZK	317,000	USD	14,582	BNP Paribas SA	12/20/17	(85)
EUR	44,054,000	USD	52,950,951	BNP Paribas SA	12/20/17	(650,042)
GBP	19,191,000	USD	26,044,457	BNP Paribas SA	12/20/17	(264,956)
INR	3,864,000	USD	59,072	BNP Paribas SA	12/20/17	(498)
JPY	3,250,986,998	USD	29,289,096	BNP Paribas SA	12/20/17	(282,897)
MXN	34,306,000	USD	1,896,300	BNP Paribas SA	12/20/17	(36,137)
MYR	393,000	USD	94,024	Citibank NA	12/20/17	(1,066)
NOK	7,071,000	USD	906,803	BNP Paribas SA	12/20/17	(17,362)
NZD	305,000	USD	222,119	BNP Paribas SA	12/20/17	(2,157)
PLN	1,092,000	USD	304,758	BNP Paribas SA	12/20/17	(5,436)
SEK	26,257,000	USD	3,315,165	BNP Paribas SA	12/20/17	(76,128)
SGD	2,170,000	USD	1,614,661	BNP Paribas SA	12/20/17	(13,483)
USD	802,655	AUD	1,028,000	BNP Paribas SA	12/20/17	(2,960)
USD	1,607,972	CHF	1,550,000	BNP Paribas SA	12/20/17	(1,423)
USD	1,690,974	EUR	1,430,000	BNP Paribas SA	12/20/17	(6,722)
USD	353,266	INR	23,365,000	BNP Paribas SA	12/20/17	(922)
USD	213,458	MXN	3,938,000	BNP Paribas SA	12/20/17	(71)
USD	117,039	MYR	498,000	Citibank NA	12/20/17	(756)
USD	95,838	PLN	351,000	BNP Paribas SA	12/20/17	(373)
ZAR	5,225,000	USD	388,692	BNP Paribas SA	12/20/17	(7,647)
KRW	1,155,296,000	USD	1,020,542	BNP Paribas SA	12/21/17	(10,826)

						(1,661,818)

Net Unrealized Appreciation						$1,338,370

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (%)	Frequency	Rate (%)	Frequency
6.75	Monthly	28 day MXIBTIIE	Monthly	3/21/2018	03/15/2023	MXN	6,493,838	$205,649	$—	$205,649
2.02	Semi-Annual	3 month LIBOR	Quarterly	3/21/2018	03/20/2023	USD	118,000	396,086	—	396,086
6 month LIBOR	Semi-Annual	1.18	Semi-Annual	3/21/2018	03/21/2023	GBP	90,000	(85,212)	10,352	(95,564)
3 month BA	Semi-Annual	2.19	Semi-Annual	3/21/2018	03/21/2023	CAD	65,000	(50,099)	—	(50,099)
6 month PRIBOR	Semi-Annual	1.41	Annual	3/21/2018	03/21/2023	CZK	765,000	(111,534)	—	(111,534)
6 month PRIBOR	Semi-Annual	1.39	Annual	3/21/2018	03/21/2023	CZK	2,371,000	(481,861)	—	(481,861)
6 month Australian BBR	Semi-Annual	2.67	Semi-Annual	3/21/2018	03/21/2023	AUD	158,000	(370,150)	—	(370,150)
2.46	Annual	6 month WIBOR Semi-Annual		3/21/2018	03/21/2023	PLN	135,000	218,424	—	218,424
3 month JIBAR	Quarterly	7.26	Quarterly	3/21/2018	03/21/2023	ZAR	576,000	(147,057)	—	(147,057)
0.59	Annual	3 month STIBOR	Quarterly	3/21/2018	03/21/2023	SEK	1,496,481	452,206	—	452,206
6 month EURIBOR	Semi-Annual	0.28	Annual	3/21/2018	03/21/2023	EUR	103,000	(529,845)	(4,238)	(525,607)
3 month BA	Semi-Annual	2.12	Semi-Annual	3/21/2018	03/21/2023	CAD	215,178	(792,333)	—	(792,333)
1.83	Semi-Annual	3 month LIBOR	Quarterly	3/21/2018	03/21/2023	USD	24,000	299,802	—	299,802
6 month Australian BBR	Semi-Annual	2.59	Semi-Annual	3/21/2018	03/21/2023	AUD	143,000	(737,963)	—	(737,963)
0.66	Annual	3 month STIBOR	Quarterly	3/21/2018	03/21/2023	SEK	262,000	(27,663)	—	(27,663)
3 month JIBAR	Quarterly	7.13	Quarterly	3/21/2018	03/21/2023	ZAR	1,078,000	(709,917)	—	(709,917)
1.90	Semi-Annual	3 month LIBOR	Quarterly	3/21/2018	03/21/2023	USD	24,000	225,280	—	225,280

								$(2,246,187)	$6,114	$(2,252,301)

(a)	Forward Swap.

16	SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (%)	Frequency	Rate (%)	Frequency
1 day BZDIOVER	At Termination	10.50	At Termination	Credit Suisse International	N/A	01/04/2021	BRL	193,882	$3,708,112	$—	$3,708,112
1 day BZDIOVER	At Termination	10.50	At Termination	Deutsche Bank AG	N/A	01/04/2021	BRL	35,675	682,313	—	682,313
1 day BZDIOVER	At Termination	10.50	At Termination	Societe Generale SA	N/A	01/04/2021	BRL	172,013	3,289,863	—	3,289,863
3 month CD_KSDA	Quarterly	1.83	Quarterly	Bank of America NA	3/21/2018(a)	03/21/2023	KRW	84,500,000	(555,655)	—	(555,655)
6 month THBFIX	Semi-Annual	1.80	Semi-Annual	BNP Paribas SA	3/21/2018(a)	03/21/2023	THB	965,000	(165,637)	—	(165,637)
6 month THBFIX	Semi-Annual	1.85	Semi-Annual	BNP Paribas SA	3/21/2018(a)	03/21/2023	THB	1,132,000	(110,506)	—	(110,506)
3.77	Quarterly	3 month KLIBOR	Quarterly	BNP Paribas SA	3/21/2018(a)	03/21/2023	MYR	123,000	112,359	—	112,359
6.31	Semi-Annual	1 day MIBOR	Semi-Annual	Citibank NA	3/21/2018(a)	03/21/2023	INR	1,763,000	(7,843)	—	(7,843)
6.18	Semi-Annual	1 day MIBOR	Semi-Annual	Citibank NA	3/21/2018(a)	03/21/2023	INR	4,170,500	324,477	—	324,477
3.77	Quarterly	3 month KLIBOR	Quarterly	Citibank NA	3/21/2018(a)	03/21/2023	MYR	111,000	101,397	—	101,397
3.83	Quarterly	3 month KLIBOR	Quarterly	Goldman Sachs Bank USA	3/21/2018(a)	03/21/2023	MYR	144,000	40,075	—	40,075
6.20	Semi-Annual	1 day MIBOR	Semi-Annual	JPMorgan Chase Bank NA	3/21/2018(a)	03/21/2023	INR	4,170,500	291,493	—	291,493
3.78	Quarterly	3 month KLIBOR	Quarterly	JPMorgan Chase Bank NA	3/21/2018(a)	03/21/2023	MYR	181,000	155,760	—	155,760

									$7,866,208	$—	$7,866,208

(a)	Forward Swap.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid/ (Received) by the Fund(a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Taiwan Capitalization Weighted Stock Index Future October 2017	TWD	(273,149,805)	Deutsche Bank AG	10/18/2017	TWD	273,150	$229,040	$—	$229,040
Taiwan Capitalization Weighted Stock Index Future October 2017	TWD	(139,351,910)	Merrill Lynch International	10/18/2017	TWD	139,352	104,020	—	104,020
KOSPI 200 Index Future December 2017	KRW	(9,799,666,065)	Deutsche Bank AG	12/14/2017	KRW	9,799,666	(180,127)	—	(180,127)
KOSPI 200 Index Future December 2017	KRW	2,102,033,025	Merrill Lynch International	12/14/2017	KRW	2,102,033	36,761	—	36,761
KOSPI 200 Index Future December 2017	KRW	1,402,918,200	Merrill Lynch International	12/14/2017	KRW	1,402,918	23,143	—	23,143

							$212,837	$—	$212,837

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	17

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$7,572,162	$—	$2,939,559	$—	$10,511,721
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,000,188	—	—	3,000,188
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	1,797,447	—	1,797,447
Swaps — OTC
Net unrealized appreciation on OTC swaps	—	—	392,964	—	8,705,849	—	9,098,813

Total	$—	$—	$7,965,126	$3,000,188	$13,442,855	$—	$24,408,169

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	—	—	6,798,051	—	1,456,273	—	8,254,324
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,661,818	—	—	1,661,818
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	4,049,748	—	4,049,748
Swaps — OTC
Net unrealized depreciation on OTC swaps	—	—	180,127	—	839,641	—	1,019,768

Total	$—	$—	$6,978,178	$1,661,818	$6,345,662	$—	$14,985,658

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(27,608,501)	$(1,500,347)	$14,871,566	$—	$(14,237,282)
Forward foreign currency exchange contracts	—	—	—	(7,540,169)	—	—	(7,540,169)
Swaps	—	—	190,160	—	7,696,012	—	7,886,172

Total	$—	$—	$(27,418,341)	$(9,040,516)	$22,567,578	$—	$(13,891,279)

Net Change in Unrealized Appreciation (Depreciation)
Futures contracts	—	—	4,560,017	2,843,615	427,039	—	7,830,671
Forward foreign currency exchange contracts	—	—	—	1,217,096	—	—	1,217,096
Swaps	—	—	212,837	—	4,036,896	—	4,249,733

Total	$—	$—	$4,772,854	$4,060,711	$4,463,935	$—	$13,297,500

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$397,828,767
Average notional value of contracts — short	$719,278,252
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$168,665,017
Average amounts sold — in USD	$55,741,774
Interest rate swaps:
Average notional value — pays fixed rate	$1,032,087,531
Average notional value — receives fixed rate	$1,208,903,129
Total return swaps:
Average notional value	$37,936,798

For more information about the Fund’s investment risks regarding derivative instruments, refer to the Notes to Financial Statements.

18	SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund

Derivative Financial Instruments – Offsetting as a Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Future contracts	$33,777	$398,908
Forward foreign currency exchange contracts	3,000,188	1,661,818
Swaps — Centrally cleared	—	288,806
Swaps — OTC(a)	9,098,813	1,019,768

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$12,132,778	$3,369,300
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(33,777)	(687,714)

Total derivative assets and liabilities subject to an MNA	$12,099,001	$2,681,586

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
BNP Paribas SA	$1,254,122	$(1,254,122)	$—	$—	$—
Citibank NA	2,011,246	(9,665)	—	(2,001,581)	—
Credit Suisse AG	3,708,112	—	—	(3,430,000)	278,112
Deutsche Bank AG	1,184,406	(180,127)	—	(970,000)	34,279
Goldman Sachs Bank USA	40,075	—	—	—	40,075
JPMorgan Chase Bank	447,253	—	—	(447,253)	—
Merrill Lynch International & Co.	163,924	—	—	—	163,924
Societe Generale SA	3,289,863	—	—	(2,920,000)	369,863

	$12,099,001	$(1,443,914)	$—	$(9,768,834)	$886,253

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities (d)
Bank of America NA	$555,656	$—	$—	$(555,655)	$—
BNP Paribas SA	1,936,139	(1,254,122)	—	(682,017)	—
Citibank NA	9,665	(9,665)	—	—	—
Deutsche Bank AG	180,127	(180,127)	—	—	—

	$2,681,586	$(1,443,914)	$—	$(1,237,672)	$—

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For more information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments
Asset-Backed Securities	$—	$—	$—	$—
Common Stocks
Aerospace & Defense	1,237,494	1,213,457	—	2,450,951
Air Freight & Logistics	3,246,476	514,031	—	3,760,507

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	19

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund

	Level 1	Level 2		Level 3	Total
Assets:
Airlines	$159,608	$659,931	$	—	$819,539
Auto Components	4,366,538	8,531,922		—	12,898,460
Automobiles	19,784	1,781,634		—	1,801,418
Banks	13,599,846	13,810,365		—	27,410,211
Beverages	5,816,881	1,683,611		—	7,500,492
Biotechnology	7,728,067	—		—	7,728,067
Building Products	—	196,858		—	196,858
Capital Markets	5,840,269	1,658,895		—	7,499,164
Chemicals	19,839,015	3,329,552		—	23,168,567
Commercial Services & Supplies	—	59,815		—	59,815
Communications Equipment	4,696,641	14,695		—	4,711,336
Construction & Engineering	—	532,420		—	532,420
Construction Materials	—	250,572		—	250,572
Containers & Packaging	228,306	—		—	228,306
Distributors	—	26,190		—	26,190
Diversified Financial Services	482,865	6,312,563		—	6,795,428
Diversified Telecommunication Services	652,591	2,130,487		—	2,783,078
Electric Utilities	1,566,917	1,544,704		—	3,111,621
Electrical Equipment	1,400,520	1,240,143		—	2,640,663
Electronic Equipment, Instruments & Components	3,437,691	3,295,888		—	6,733,579
Energy Equipment & Services	1,825,919	—		—	1,825,919
Equity Real Estate Investment Trusts (REITs)	137,050	483,079		—	620,129
Food & Staples Retailing	14,782	73,405		—	88,187
Food Products	4,715,168	3,915,053		—	8,630,221
Gas Utilities	—	396,630		—	396,630
Health Care Equipment & Supplies	1,202,047	1,092,560		—	2,294,607
Health Care Providers & Services	1,818,700	25,130		—	1,843,830
Health Care Technology	226,881	—		—	226,881
Hotels, Restaurants & Leisure	139,342	334,838		—	474,180
Household Durables	—	33,378		—	33,378
Household Products	9,200,192	142,136		—	9,342,328
Independent Power and Renewable Electricity Producers .	903,697	35,169		—	938,866
Industrial Conglomerates	156,776	1,692,419		—	1,849,195
Insurance	8,707,471	14,221,278		—	22,928,749
Internet Software & Services	2,239,859	—		—	2,239,859
IT Services	7,358,925	541,349		—	7,900,274
Life Sciences Tools & Services	1,185,451	—		—	1,185,451
Machinery	5,688,413	5,343,312		—	11,031,725
Marine	—	490,498		—	490,498
Media	3,677,245	1,606,183		—	5,283,428
Metals & Mining	995,317	4,299,698		—	5,295,015
Multi-Utilities	352,718	6,018,295		—	6,371,013
Oil, Gas & Consumable Fuels	11,906,220	8,057,299		6,976	19,970,495
Paper & Forest Products	—	1,085,550		—	1,085,550
Personal Products	849,779	1,142,886		—	1,992,665
Pharmaceuticals	16,742,719	15,046,546		—	31,789,265
Professional Services	3,895,104	2,271,652		—	6,166,756
Real Estate Management & Development	60,859	2,137,097		—	2,197,956
Road & Rail	2,041,152	350,979		—	2,392,131
Semiconductors & Semiconductor Equipment	14,949,174	867,915		—	15,817,089
Software	16,096,314	335,994		—	16,432,308
Specialty Retail	11,261,825	—		—	11,261,825
Technology Hardware, Storage & Peripherals	10,308,660	1,147,197		—	11,455,857
Textiles, Apparel & Luxury Goods	—	163,285		—	163,285
Tobacco	3,080,528	1,674,497		—	4,755,025
Trading Companies & Distributors	—	1,366,613		—	1,366,613
Transportation Infrastructure	—	1,798,809		—	1,798,809
Wireless Telecommunication Services	195,998	4,236,047		—	4,432,045
Other Interests(a)	—	—		—	—
Rights(a)	—	643		—	643
U.S. Treasury Obligations	—	127,760,199		—	127,760,199
Short-Term Securities
Money Market Funds	35,576,342	—		—	35,576,342

20	SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) September 30, 2017	BlackRock Tactical Opportunities Fund

	Level 1	Level 2	Level 3	Total

	$251,830,136	$258,957,351	$6,976	$510,812,463

Investments Valued at NAV(b)				219,321

Total Investments				$511,031,784

(a)	See above Schedule of Investments for values in each Industry.
(b)	As of September 30, 2017, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Derivative Financial Instruments(c)
Assets:
Equity contracts	$7,572,162	$392,964	$—	$7,965,126
Foreign currency exchange contracts	—	3,000,188	—	3,000,188
Interest rate contracts	2,939,559	10,503,296	—	13,442,855
Liabilities:
Equity contracts	(6,798,051)	(180,127)	—	(6,978,178)
Foreign currency exchange contracts	—	(1,661,818)	—	(1,661,818)
Interest rate contracts	(1,456,273)	(4,889,389)	—	(6,345,662)

Total	$2,257,397	$7,165,144	$—	$9,422,511

(c)	Derivative financial instruments are forward currency contracts, futures contracts, interest rate swaps, and total return swaps. Forward currency contracts, future contracts, interest rate swap, and total return swaps are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See notes to financial statements.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	21

Statement of Assets and Liabilities

September 30, 2017

BlackRock Tactical Opportunities Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $214,777) (cost — $451,858,262)	$475,236,601
Investments at value — affiliated (cost — $35,795,183)	35,795,183
Cash	125,854
Due from broker	3,185,378
Cash pledged:
Collateral — OTC derivatives	2,010,000
Futures contracts	46,273,799
Centrally cleared swaps	15,580,000
Foreign currency at value (cost — $30,315,955)	31,171,460
Receivables:
Securities lending income — affiliated	87
Capital shares sold	247,296
Tax reclaims	183,119
Dividends — unaffiliated	518,768
Dividends — affiliated	1,015
Interest — unaffiliated	770,792
Capital contribution	532,884
From the Manager	17,588
Variation margin on futures contracts	33,777
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,000,188
OTC swaps	9,098,813
Prepaid expenses	243,330
Other assets	2,651

Total assets	624,028,583

LIABILITIES
Cash received:
Collateral — OTC derivatives	10,130,000
Cash collateral on securities loaned at value	219,321
Payables:
Administration fees	32,724
Capital shares redeemed	1,482,835
Investment advisory fees	259,888
Officer’s and Trustee’s fees	4,166
Other accrued expenses	251,494
Other affiliates	96,189
Professional fees	200,458
Service and distribution fees	81,252
Transfer agent fees	277,776
Variation margin on futures contracts	398,908
Variation margin on centrally cleared swaps	288,806
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,661,818
OTC swaps	1,019,768

Total liabilities	16,405,403

NET ASSETS	$607,623,180

22	FINANCIAL STATEMENTS

Statement of Assets and Liabilities  (continued)

September 30, 2017

BlackRock Tactical Opportunities Fund

NET ASSETS CONSIST OF
Paid-in capital	$614,466,536
Distributions in excess of net investment income	(2,772,626)
Accumulated net realized loss	(37,730,053)
Net unrealized appreciation (depreciation)	33,659,323

NET ASSETS	$607,623,180

NET ASSET VALUE
Institutional — Based on net assets of $189,242,213 and 13,411,421 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.11

Service — Based on net assets of $828,105 and 59,049 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.02

Investor A — Based on net assets of $244,101,047 and 17,405,441 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.02

Investor B — Based on net assets of $91,109 and 6,557 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.89

Investor C — Based on net assets of $35,342,642 and 2,591,366 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.64

Class K — Based on net assets of $138,018,064 and 9,799,288 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.08

See notes to financial statements.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	23

Statement of Operations

Year Ended September 30, 2017

BlackRock Tactical Opportunities Fund

INVESTMENT INCOME
Interest — unaffiliated	$1,680,919
Dividends — affiliated	164,226
Dividends — unaffiliated	7,335,190
Securities lending income — affiliated — net	2,016
Foreign taxes withheld	(295,441)

Total investment income	8,886,910

EXPENSES
Investment advisory	3,113,711
Service and distribution — class specific	1,097,680
Transfer agent — class specific	826,927
Professional	254,568
Administration	238,952
Custodian	145,103
Accounting services	131,314
Printing	128,854
Administration — class specific	113,370
Registration	83,990
Offering	51,612
Officer’s and Trustee’s fees	18,478
Recoupment of past waived and/or reimbursed fees — class specific	4,018
Miscellaneous	111,454

Total expenses	6,320,031
Less:
Transfer agent fees reimbursed — class specific	(38,713)
Administration fees waived — class specific	(38,415)
Fees waived by the Manager	(22,733)
Transfer agent fees waived — class specific	(3,385)

Total expenses after fees waived and/or reimbursed	6,216,785

Net investment income	2,670,125

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	5
Investments — unaffiliated	21,130,971
Capital gain distributions from investment companies — affiliated	336
Forward foreign currency exchange contracts	(7,540,169)
Foreign currency transactions	(1,513,450)
Futures contracts	(14,237,282)
Swaps	7,886,172

Net realized gain	5,726,583

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	14,028,417
Forward foreign currency exchange contracts	1,217,096
Foreign currency translations	1,823,463
Futures contracts	7,830,671
Swaps	4,249,733

Net change in unrealized appreciation	29,149,380

Net realized and unrealized gain	34,875,963

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,546,088

See notes to financial statements.

24	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	BlackRock Tactical Opportunities Fund
	Year Ended
	09/30/2017	09/30/2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,670,125	$1,468,193
Net realized gain (loss)	5,726,583	(37,597,340)
Net change in unrealized appreciation (depreciation)	29,149,380	30,181,125

Net increase (decrease) in net assets resulting from operations	37,546,088	(5,948,022)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(3,834,174)	(9,784,450)
Service	(25,177)	(59,935)
Investor A	(3,675,643)	(10,156,296)
Investor B	—	(51,740)
Investor C	(315,743)	(1,747,687)
Class K	(899,292)	—
From net realized gain:
Institutional	—	(3,667,024)
Service	—	(24,526)
Investor A	—	(4,156,638)
Investor B	—	(42,170)
Investor C	—	(903,384)

Decrease in net assets resulting from distributions to shareholders	(8,750,029)	(30,593,850)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions before capital contributions	(22,547,617)	(7,533,255)
Capital contribution	532,884 (b)	—

Net decrease in net assets derived from capital share transactions	(22,014,733)	(7,533,255)

NET ASSETS
Total increase (decrease) in net assets	6,781,326	(44,075,127)
Beginning of year	600,841,854	644,916,981

End of year	$607,623,180	$600,841,854

Undistributed (distributions in excess of) net investment income, end of year	$(2,772,626)	$7,788,635

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	See Note 11 of the Notes to Financial Statements.

See notes to financial statements.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.41	$14.20	$15.52	$15.95	$15.37

Net investment income(a)	0.09	0.07	0.06	0.04	0.19
Net realized and unrealized gain (loss)	0.82	(0.16)	(0.23)	1.04	1.19

Net increase (decrease) from investment operations	0.91	(0.09)	(0.17)	1.08	1.38

Distributions:(b)
From net investment income	(0.23)	(0.51)	(0.35)	(0.20)	(0.22)
From net realized gain	—	(0.19)	(0.80)	(1.31)	(0.58)

Total distributions	(0.23)	(0.70)	(1.15)	(1.51)	(0.80)

Capital Contribution	0.02	—	—	—	—

Net asset value, end of year	$14.11	$13.41	$14.20	$15.52	$15.95

Total Return:(c)
Based on net asset value	7.05%	(0.71)%	(1.27)%	7.02%	9.35%

Ratios to Average Net Assets:
Total expenses(d)(e)	0.92%	0.91%	0.84%	0.85%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly(d)	0.89%	0.87%	0.81%	0.82%	0.87%

Net investment income(d)	0.65%	0.49%	0.40%	0.28%	1.22%

Supplemental Data:
Net assets, end of year (000)	$189,242	$271,623	$265,521	$342,794	$132,007

Portfolio turnover rate	257%	359%	295%	181%	192%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.05%	0.08%	0.11%	0.10%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Expense ratios	—	—	0.84%	0.85%	0.89%

See notes to financial statements.

26	FINANCIAL HIGHLIGHTS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.34	$14.12	$15.44	$15.90	$15.31

Net investment income (loss)(a)	0.05	0.02	0.01	(0.01)	0.15
Net realized and unrealized gain (loss)	0.81	(0.14)	(0.23)	1.02	1.19

Net increase (decrease) from investment operations	0.86	(0.12)	(0.22)	1.01	1.34

Distributions:(b)
From net investment income	(0.20)	(0.47)	(0.30)	(0.16)	(0.17)
From net realized gain	—	(0.19)	(0.80)	(1.31)	(0.58)

Total distributions	(0.20)	(0.66)	(1.10)	(1.47)	(0.75)

Capital Contribution	0.02	—	—	—	—

Net asset value, end of year	$14.02	$13.34	$14.12	$15.44	$15.90

Total Return:(c)
Based on net asset value	6.66%	(0.95)%	(1.58)%	6.57%	9.06%

Ratios to Average Net Assets:
Total expenses(d)(e)	1.23%	1.24%	1.21%	1.21%	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly(d)	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss)(d)	0.38%	0.17%	0.05%	(0.04)%	0.95%

Supplemental Data:
Net assets, end of year (000)	$828	$1,667	$1,703	$1,703	$1,774

Portfolio turnover rate	257%	359%	295%	181%	192%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.05%	0.08%	0.11%	0.10%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Expense ratios	—	1.23%	1.17%	1.17%	1.23%

See notes to financial statements.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Investor A
	Year Ended September 30,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$13.33	$14.12	$15.43	$15.89		$15.30

Net investment income(a)	0.05	0.02	0.02	(0.00	)(b)	0.15
Net realized and unrealized gain (loss)	0.81	(0.15)	(0.22)	1.01		1.19

Net increase (decrease) from investment operations	0.86	(0.13)	(0.20)	1.01		1.34

Distributions:(c)
From net investment income	(0.19)	(0.47)	(0.31)	(0.16)		(0.17)
From net realized gain	—	(0.19)	(0.80)	(1.31)		(0.58)

Total distributions	(0.19)	(0.66)	(1.11)	(1.47)		(0.75)

Capital Contribution	0.02	—	—	—		—

Net asset value, end of year	$14.02	$13.33	$14.12	$15.43		$15.89

Total Return:(d)
Based on net asset value	6.66%	(1.02)%	(1.48)%	6.58%		9.09%

Ratios to Average Net Assets:
Total expenses(e)(f)	1.20%	1.21%	1.14%	1.16%		1.18%

Total expenses after fees waived and/or reimbursed and paid indirectly(e)	1.20%	1.18%	1.11%	1.13%		1.14%

Net investment income(e)	0.37%	0.15%	0.11%	(0.00)%		0.98%

Supplemental Data:
Net assets, end of year (000)	$244,101	$271,941	$308,570	$350,131		$374,715

Portfolio turnover rate	257%	359%	295%	181%		192%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.05%	0.08%	0.11%	0.10%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Expense ratios	1.20%	—	—	1.15%	—

See notes to financial statements.

28	FINANCIAL HIGHLIGHTS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.13	$13.81	$15.12	$15.69	$15.10

Net investment income (loss)(a)	(0.10)	(0.12)	(0.14)	(0.15)	0.01
Net realized and unrealized gain (loss)	0.84	(0.13)	(0.22)	1.00	1.16

Net increase (decrease) from investment operations	0.74	(0.25)	(0.36)	0.85	1.17

Distributions:(b)
From net investment income	—	(0.24)	(0.15)	(0.11)	(0.01)
From net realized gain	—	(0.19)	(0.80)	(1.31)	(0.57)

Total distributions	—	(0.43)	(0.95)	(1.42)	(0.58)

Capital Contribution	0.02	—	—	—	—

Net asset value, end of year	$13.89	$13.13	$13.81	$15.12	$15.69

Total Return:(c)
Based on net asset value	5.79%	(1.93)%	(2.54)%	5.56%	8.04%

Ratios to Average Net Assets:
Total expenses(d)(e)	3.89%	2.68%	2.27%	2.16%	2.10%

Total expenses after fees waived and/or reimbursed and paid indirectly(d)	2.14%	2.14%	2.14%	2.13%	2.06%

Net investment income (loss)(d)	(0.76)%	(0.89)%	(0.95)%	(0.98)%	0.08%

Supplemental Data:
Net assets, end of year (000)	$91	$1,360	$3,395	$6,861	$12,730

Portfolio turnover rate	257%	359%	295%	181%	192%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.05%	0.08%	0.11%	0.10%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Expense ratios	—	—	2.26%	2.15%	—

See notes to financial statements.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.95	$13.73	$15.06	$15.60	$15.02

Net investment income (loss)(a)	(0.05)	(0.07)	(0.08)	(0.10)	0.04
Net realized and unrealized gain (loss)	0.80	(0.15)	(0.22)	1.00	1.17

Net increase (decrease) from investment operations	0.75	(0.22)	(0.30)	0.90	1.21

Distributions:(b)
From net investment income	(0.08)	(0.37)	(0.23)	(0.13)	(0.05)
From net realized gain	—	(0.19)	(0.80)	(1.31)	(0.58)

Total distributions	(0.08)	(0.56)	(1.03)	(1.44)	(0.63)

Capital Contribution	0.02	—	—	—	—

Net asset value, end of year	$13.64	$12.95	$13.73	$15.06	$15.60

Total Return:(c)
Based on net asset value	5.99%	(1.70)%	(2.20)%	5.91%	8.29%

Ratios to Average Net Assets:
Total expenses(d)(e)	1.89%	1.90%	1.82%	1.84%	1.88%

Total expenses after fees waived and/or reimbursed and paid indirectly(d)	1.89%	1.87%	1.79%	1.81%	1.83%

Net investment income (loss)(d)	(0.34)%	(0.54)%	(0.57)%	(0.68)%	0.28%

Supplemental Data:
Net assets, end of year (000)	$35,343	$54,050	$65,728	$74,467	$81,850

Portfolio turnover rate	257%	359%	295%	181%	192%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.05%	0.08%	0.11%	0.10%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.83%.

See notes to inancial statements.

30	FINANCIAL HIGHLIGHTS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Class K
	Year Ended 09/30/2017	Period 08/01/2016(a) to 09/30/2016
Net asset value, beginning of period	$13.42	$13.41

Net investment income(b)	0.13	0.03
Net realized and unrealized gain (loss)	0.79	(0.02)

Net increase from investment operations	0.92	0.01

Distributions:(c)
From net investment income	(0.26)	—

Net asset value, end of period	$14.08	$13.42

Total Return:(d)
Based on net asset value	6.93%	0.07	%(e)

Ratios to Average Net Assets:
Total expenses(f)	0.77%	0.78	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	0.77%	0.75	%(h)

Net investment income(f)	0.94%	1.20	%(h)

Supplemental Data:
Net assets, end of period (000)	$138,018	$200

Portfolio turnover rate	257%	359	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period Ended September 30,
	2017	2016
Investments in underlying funds	0.01%	0.05%

(g)	Includes recoupment of past waived fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	31

Notes to Financial Statements	BlackRock Tactical Opportunities Fund

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Tactical Opportunities Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by current holders, and for purchase by certain employer-sponsored retirement plans. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Effective on or about the close of business December 27, 2017, all issued and outstanding Investor B Shares will be converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance

32	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	33

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)    recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)    future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)    audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

34	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	35

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned At Value	Cash Collateral Received (a)	Net Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$214,777	$(214,777)	$—

(a)	Cash collateral with a value of $219,321 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on

36	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
Greater than $3 Billion	0.450

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	37

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”) collectively, the “Sub-Advisors”, each an affiliate of the Manager. The Manager pays BIL, BNA and BRS, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor B	Investor C
Distribution Fees	—%	—%	0.75%	0.75%
Service Fees	0.25%	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor B	Investor C	Total
Service and Distribution Fees	$3,907	$638,782	$6,001	$448,990	$1,097,680

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2017, the Fund paid the following to the Manager in return for these services, which are included in administration and administration – class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Class K	Total
$42,017	$312	$51,102	$120	$8,980	$10,839	$113,370

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Total
$205,275	$2,351	$30,335	$13	$6,539	$244,513

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Total
$1,248	$92	$61,158	$2,013	$2,881	$67,392

For the year ended September 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Class K	Total
$312,019	$3,218	$446,420	$12,681	$52,337	$252	$826,927

Other Fees: For the year ended September 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $4,656.

38	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

For the year ended September 30, 2017, affiliates received CDSCs as follows:

Investor A	Investor C	Total
$27	$2,008	$2,035

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in Fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended September 30, 2017, the amount waived was $17,038.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2017, there were no fees waived by the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor B	Investor C	Class K
0.89%	1.17%	1.37%	2.14%	2.14%	0.84%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through January 31, 2018, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2017, the Manager waived $5,695 of investment advisory fees, which is included in fees waived by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific, respectively, in the Statement of Operations. For the year ended September 30, 2017, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor B	Total
Administration Fees Waived	$37,540	$308	$447	$120	$38,415

	Institutional	Service	Investor A	Investor B	Total
Transfer Agent Fees Waived	$997	$91	$306	$1,991	$3,385

		Institutional	Service	Investor B	Total
Transfer Agent Fees Reimbursed		$29,786	$556	$8,371	$38,713

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of:

(a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and

(b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the Fund may only make repayments to Manager of amounts waived and/or reimbursed by Manager if such repayments do not cause the Fund’s net expense ratios to exceed the Fund’s expense cap in place at time of waiver and/or reimbursement or the Fund’s current expense cap at time of such repayment.

For the year ended September 30, 2017, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded of $4,016 and $2 for Investor A Shares and Class K Shares, respectively.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	39

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

On September 30, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2018	2019
Fund Level	$26,209	$5,695
Institutional	60,494	68,322
Service	749	956
Investor A	—	753
Investor B	12,294	10,482

The following class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the manger, expired on September 30, 2017:

Service	Investor B
$162	$5,466

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in the Statement of Operations. For the year ended September 30, 2017, the Fund paid BIM $494 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended September 30, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,044,300,765	$1,002,039,940
U.S. Government Securities	$112,320,979	$162,221,497

40	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions, non-shareholder capital contribution and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Paid-in capital	$(532,884)
Distributions in excess of net investment income	(4,481,357)
Accumulated net realized loss	5,014,241

The tax character of distributions paid was as follows:

Ordinary income
09/30/17	$8,750,029
09/30/16	23,895,225
Long-term capital gains
09/30/17	—
09/30/16	6,698,625

Total
09/30/17	$8,750,029

09/30/16	$30,593,850

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforwards	$(33,496,302)
Net unrealized gains(a)	27,998,661
Qualified late-year losses(b)	(1,345,715)

Total	$(6,843,356)

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gain on investment in passive foreign investment companies and the accounting for swap agreements.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

The Fund capital loss carryover of $33,496,302 is not subject to expiration.

As of September 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$490,551,134

Gross unrealized appreciation	50,740,135
Gross unrealized depreciation	(23,398,527)

Net unrealized appreciation (depreciation)	$27,341,608

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Fund did not borrow under the credit agreement.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	41

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

42	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (continued)	BlackRock Tactical Opportunities Fund

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/17		Year Ended 09/30/16
Institutional
Shares sold	2,067,722	$28,436,546	6,574,785	$89,821,957
Shares issued in reinvestment of distributions	188,795	2,539,291	756,129	10,366,529
Shares redeemed	(9,095,639)	(124,223,394)	(5,776,564)	(78,914,738)

Net increase (decrease)	(6,839,122)	$(93,247,557)	1,554,350	$21,273,748

Service
Shares sold	12,791	$174,636	18,749	$262,862
Shares issued in reinvestment of distributions	1,796	24,054	5,934	81,064
Shares redeemed	(80,521)	(1,103,477)	(20,297)	(273,378)

Net increase (decrease)	(65,934)	$(904,787)	4,386	$70,548

Investor A
Shares sold	839,415	$11,455,345	1,179,094	$16,363,960
Shares issued in reinvestment of distributions	259,102	3,471,935	1,025,562	13,998,929
Shares redeemed	(4,093,371)	(55,530,594)	(3,661,982)	(49,609,320)

Net decrease	(2,994,854)	$(40,603,314)	(1,457,326)	$(19,246,431)

Investor B
Shares sold	49	$880	1,745	$24,147
Shares issued in reinvestment of distributions	—	—	6,698	90,756
Shares redeemed	(97,138)	(1,300,210)	(150,578)	(1,999,485)

Net decrease	(97,089)	$(1,299,330)	(142,135)	$(1,884,582)

Investor C
Shares sold	222,279	$2,944,548	472,147	$6,363,257
Shares issued in reinvestment of distributions	17,804	232,700	188,815	2,518,794
Shares redeemed	(1,822,009)	(24,156,538)	(1,274,552)	(16,828,589)

Net decrease	(1,581,926)	$(20,979,290)	(613,590)	$(7,946,538)

Class K(a)
Shares sold	10,428,684	$143,321,982	14,914	$200,000
Shares issued in reinvestment of distributions	66,676	895,456	—	—
Shares redeemed	(710,986)	(9,730,777)	—	—

Net increase	9,784,374	$134,486,661	14,914	$200,000

Total Net Decrease	(1,794,551)	$(22,547,617)	(639,401)	$(7,533,255)

(a)	Commencement of offering of class of shares effective August 1, 2016.

At September 30, 2017, 14,914 Class K Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

During the year ended September 30, 2017, the Fund recorded a reimbursement of $532,884 from an accounting agent, which is reflected as a capital contribution on the Statement of Changes, related to an operating error.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	43

Report of Independent Registered Public Accounting Firm

To the Shareholders of

BlackRock Tactical Opportunities Fund and Board of Trustees of BlackRock FundsSM:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Tactical Opportunities Fund (the “Fund”), one of the funds constituting BlackRock FundsSM, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Tactical Opportunities Fund of BlackRock FundsSM as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2017

Important Tax Information  (Unaudited)

During the fiscal year ended September 30, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates	Percentage
Qualified Dividend Income for Individuals(a)	12/30/16	56.95%
Dividends Qualifying for the Dividends Received for Corporations(a)	12/30/16	22.30
Federal Obligation Interest(b)	12/30/16	1.86
Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(c)	12/30/16	7.56

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

44	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND IMPORTANT TAX INFORMATION

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Tactical Opportunities Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA and BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund, the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, the BIL Sub-Advisory Agreement between the

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Manager and BIL with respect to the Fund and the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category and certain performance metrics. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, third and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Fund’s underperformance for the one- and three-year period reported as compared to the Broadridge Performance Universe. The Board noted that on July 15, 2016, the Fund had undergone certain changes to its investment process, and in connection with such changes, had changed its name from BlackRock Managed Volatility Portfolio to BlackRock Tactical Opportunities Fund.

In light of the Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these other metrics, for the one-year, three-year and since strategy inception periods, the Fund underperformed its total return target. The Fund’s Sharpe Ratio was below its competitor sampling for the one- and three-year periods, but it was above its competitor sampling for the since strategy inception period. The Fund’s beta was within its target range for the periods.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

46	DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund, the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48	DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held Length of Service (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Rodney D. Johnson 1941	Chair of the Board and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc.(manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd.(reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	49

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held Length of Service (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None

Interested Trustees (d)
Barbara G. Novick 1960	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a)  Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(b) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W.Winter, 1999.

(d)  Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

50	TRUSTEE AND OFFICER INFORMATION

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc., since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity- Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) Officers of the Trust serve at the pleasure of the Board.
(b) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator	Custodians
BlackRock Advisors, LLC	JPMorgan Chase Bank, N.A.
Wilmington, DE 19809	New York, NY 10179

Sub-Advisors
BlackRock International Limited	The Bank of New York Mellon
Edinburgh, Scotland EH3 8BL	New York, NY 10286

Distributor
BlackRock Asset Management	BlackRock Investments, LLC
North Asia Limited	New York, NY 10022
Hong Kong
Legal Counsel
BlackRock (Singapore) Limited	Sidley Austin LLP
079912 Singapore	New York, NY 10019

Accounting Agent	Transfer Agent
JPMorgan Chase Bank, N.A.	BNY Mellon Investment Servicing (US) Inc
New York, NY 10179	Wilmington, DE 19809

Independent Registered Public Accounting Firm	Address of the Trust
Deloitte &Touche LLP	100 Bellevue Parkway
Boston, MA 02116	Wilmington, DE 19809

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	51

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	ADDITIONAL INFORMATION

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	53

Glossary of Terms Used in This Report	BlackRock Tactical Opportunities Fund

Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Poland Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts
Australian BBR	Australian Bank Bill Rate
BA	Banker Acceptance Rate
BZDIOVER	Overnight Brazil CETIP — Interbank Rate
CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association
CDO	Collateralized Debt Obligation
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Average Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MIBOR	Moscow Interbank Offered Rate
MXIBTIIE	Mexican Equilibrium Interbank Interest Rate

Portfolio Abbreviations (continued)

OTC	Over-the-counter
PRIBOR	Prague Interbank Offered Rate
STIBOR	Stockholm Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate

54	GLOSSARY OF TERMS USED IN THIS REPORT

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TO-9/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Tactical Opportunities Fund	$65,688	$65,931	$4,000	$0	$14,307	$13,707	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Tactical Opportunities Fund	$18,307	$13,707

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: December 5, 2017